Financial risk management	12 Months Ended
Dec. 31, 2025
Disclosure Of Financial Risk Management [Abstract]
Financial risk management

3. Financial risk management

3.1. Financial risk factors

Through its operations, the Group is exposed to various financial risks attributable to primarily cash, trade receivables, trade payables, interest-bearing loans and borrowings. The financial risks are market risk, mainly interest risk and currency risk, credit risk, liquidity risk and refinancing risk. The Group strives to minimize potential unfavorable effects from these risks on the Group’s financial results.

The aim of the Group’s financial operations is to:

•
ensure that the Group can meet its payment obligations,
•
manage financial risks,
•
ensure a supply of necessary financing, and
•
optimize the Group’s finance income and (expenses), net.

The Group’s risk management is predominantly controlled by a central treasury department (“Group Treasury”) under policies owned by the Chief Financial Officer and approved by the Board of Directors. The Chief Executive Officer is responsible to the Board of Directors for the risk management and ensuring that the guidelines and risk mandates are followed and carried out in accordance with established treasury policy.

Group Treasury identifies, evaluates and hedges financial risks in close cooperation with the Group’s operating units. The treasury policy provides principles for overall risk management, as well as policies covering specific areas, such as foreign exchange risk, interest rate risk, credit risk, use of derivative financial instruments and non-derivative financial instruments and investment of excess liquidity. The treasury policy (a) identifies categories of financial risks and describe how they should be managed, (b) clarifies the responsibility in financial risk management among the Board of Directors, the Chief Executive Officer, the Chief Financial Officer, Group Treasury and the subsidiaries, (c) specifies reporting and control requirements for Group treasury functions and (d) ensures that the treasury operations of the Group are supporting the overall strategy of the Group.

3.1.1 Market risk

Currency risk (transaction risk)

The Group operates internationally and is exposed to foreign exchange risk. Foreign exchange risk arises from future commercial transactions and recognized assets and liabilities denominated in a currency that is not the functional currency of the relevant Group entity. Primarily, the Group is exposed to currency risk in Group companies with SEK, USD and SGD as the functional currencies. The primary risks in these companies are SEK/USD, SEK/EUR, SEK/GBP, SEK/CNY, SEK/SGD, SEK/NOK, USD/SEK and SGD/CNY due to internal loans, internal accounts receivables and other receivables, internal trade payables and other liabilities, borrowings, short-term deposits and external sales and purchases (accounts receivables and trade payables). Internal loans that form part of the net investment in foreign operations (extended equity) are recognized in other comprehensive loss. Exposure from internal loans classified as extended equity are not included in the tables and sensitivity analysis below.

Due to the growth profile of the Group it is necessary to maintain a dynamic risk management of currency. Group Treasury monitors forecast of highly probable cash flows for each currency and aim to achieve a natural match of inflows and outflows. For those currencies which have a net cash flow that is positive or negative, Group Treasury has the possibility to use foreign exchange instruments (FX forward or spot) to manage the risk. The Group does not apply hedge accounting. As of December 31, 2025, the Group had currency derivatives of SEK 148.5 million (2024: SEK 64.9 million) for which the fair value was $0.1 million (2024: $0.0 million).

Exposure

The Group’s primary exposure to foreign currency risk at the end of the reporting period, expressed in thousands of USD was as follows:

	As of December 31, 2025
(in thousands of U.S. dollars)	SEK/USD	SEK/EUR	SEK/CNY	SEK/SGD	USD/SEK
Accounts receivables	2,257	10,152	—	—	—
Other receivables	—	—	—	14,997	5,060
Nordic Bonds (part of Non-Current and current interest-bearing loans and borrowings)	—	—	—	—	(187,059)
Intercompany long-term receivable	—	—	—	—	185,147
Trade payables	(2,925)	(16,425)	(41,579)	(44,219)	(1,382)
Lease liabilities	—	(1,342)	—	—	—
Other liabilities	(15,095)	(22,002)	—	—	(152,800)
Total	(15,763)	(29,617)	(41,579)	(29,222)	(151,034)

	As of December 31, 2024
(in thousands of U.S. dollars)	SEK/USD	SEK/EUR	SEK/GBP	SEK/CNY	SEK/SGD	SEK/NOK	USD/SEK	SGD/CNY	GBP/EUR
Accounts receivables	—	8,957	—	—	—	—	—	259	—
Other receivables	112,180	—	12,500	—	5,074	23,175	72,493	—	—
S-T deposits	40,000	—	—	—	—	—	—	—	—
Liabilities to credit institutions (part of Current interest-bearing loans and borrowings)	(131,290)	(1,320)	—	—	—	—	—	—	—
Trade payables	(1,496)	(11,170)	—	(22,761)	(1,232)	—	—	—	—
Lease liabilities	—	(1,789)	—	—	—	—	—	—	—
Other current liabilities	—	(5,654)	(21,830)	—	—	—	(158,710)	—	(4,528)
Total	19,394	(10,977)	(9,330)	(22,761)	3,842	23,175	(86,217)	259	(4,528)

Sensitivity

The Group is primarily exposed to changes in SEK/USD, SEK/EUR, SEK/CNY, SEK/SGD and USD/SEK exchange rates. The Group’s risk exposure in foreign currencies:

Impact on loss before tax
	2025	2024	2023
SEK/USD exchange rate - increase/decrease 10%	+/- 1,576	+/- 1,939	+/- 2,760
SEK/EUR exchange rate - increase/decrease 10%	+/- 2,962	+/- 1,098	+/- 1,116
SEK/CNY exchange rate - increase/decrease 10%	+/- 4,158	+/- 2,276	+/- 4,773
SEK/SGD exchange rate - increase/decrease 10%	+/- 2,922	+/- 384	+/- 1,788
USD/SEK exchange rate - increase/decrease 10%	+/- 15,103	+/- 8,622	+/- 201

Currency risk (translation risk)

The Group is also exposed to currency risk when foreign subsidiaries with a functional currency other than USD are consolidated, primarily for EUR, SEK, GBP and CNY. The Group’s policy is not to hedge the translation exposure related to net foreign assets to reduce translation risk in the consolidated financial statements.

Interest rate risk

The Group is exposed to interest rate risk that arises from the Nordic Bonds that carry an interest of STIBOR 3M. To manage the risk the Group has entered into an interest rate cap for a partial amount of SEK 850 million of the Nordic Bonds. The cap is 1.95% and has a maturity of 3 years (September 2028). The effect from increase in basis points is limited due to the cap that economically hedges the Nordic Bonds.

Sensitivity

Profit or loss is sensitive to higher/lower interest expense primarily from interest-bearing loans and borrowings as a result of changes in interest rates.

	Impact on loss before tax
	2025	2024	2023
Interest rates - increase by 100 basis points	+231	+391	+28
Interest rates - decrease by 100 basis points	-461	-1,294	-375

The interest risk for the Nordic Bonds is calculated for the three months October 1 to December 31, 2025.

The interest risk for 2024 and 2023 refers to the TLB Credit Agreement (as defined below) and the term loan facility with Svensk Exportkredit which have been prepaid in full during the year ended December 31, 2025.

Fair value / Price risk

During the year ended December 31, 2023, the Group issued Convertible Notes (as defined below) which are classified as liabilities at the initial date of recognition at fair value through profit or loss. Fair value changes relating to the Group’s own credit risk are recognized in other comprehensive income. Amounts recorded in other comprehensive income related to credit risk are not subject to recycling in profit or loss, but are transferred to retained earnings when realized. Fair value changes relating to market risk are recognized in finance income in the consolidated statement of operations. The fair value of the Convertible Notes as of December 31, 2025 was $333.1 million (2024: $324.4 million).

For details on the fair value on Convertible Notes, see Note 18 “Financial instruments per category”.

Sensitivity

Profit or loss is sensitive to changes in fair value from Convertible Notes. For details on sensitivity to changes in fair value on Convertible Notes, see Note 18 “Financial instruments per category”.

Commodity price risk

The Group is exposed to risk related to the price and availability of ingredients. The Group’s financial performance depends in large part on its ability to arrange for the purchase of raw materials in sufficient quantities at competitive prices, and transport several of those raw materials from other countries. Currently, the main ingredient in the Group’s products is oat. The Group purchases oats from farmers in Sweden, Canada, the United Kingdom, the Baltic states, Australia and Finland through millers in Sweden, Finland, China, Canada, the United States and Belgium, so its supply may be particularly affected by any adverse events in these countries or any delays in transport between countries or regions. The prices of oats and other ingredients used, such as rapeseed oil, are subject to many factors beyond the Group’s control, including poor harvests due to adverse weather conditions, natural disasters and changes in world economic conditions, including as a result of any trade tensions or trade wars, for example, between the United States and China, the United States and Canada, the United States and Mexico and the United States and the EU, or news and rumors of a potential retaliatory tariffs. There is significant uncertainty about the imposition of tariffs in the United States following the U.S. Supreme Court decision that struck down certain U.S. tariffs implemented by the current U.S. administration and additional tariff announcements by the U.S government. The U.S. may impose tariffs using other tariff authorities and other countries may impose retaliatory tariffs or other measures. This could increase the prices the Group pays for oats, increase the prices paid by its consumers for its products, reduce its profit margins and increase the difficulty of commercial negotiations with its customers and suppliers. The prices of the ingredients the Group sources is also affected by geopolitical tensions or wars. For example, the uncertainty of future relations between the United States, Ukraine and Russia, has resulted in many broader economic impacts such as sanctions and bans against Russia and Russian products imported into certain countries in Europe and the United States. Such sanctions and bans have impacted and may continue to impact commodity pricing such as fuel and energy costs, making it more expensive for the Group and its partners to deliver products to its customers. Oat prices and other ingredients such as rapeseed oil are normally agreed to annually with suppliers for the following year based on the outcome of the current year’s harvest.

The Group believes it will be able to address material commodity increases by either increasing prices or reducing operating expenses. However, increases in commodity prices, without adjustments to pricing, or reduction to operating expenses, or a delay in pricing actions, could increase the Group’s costs and increase its loss as a share of its revenue. In addition, macro-economic and competitive conditions could make additional price increases difficult.

A general commodity cost price increase of 5% would have increased the Group’s 2025 commodity costs by $12.8 million (2024: $11.8 million, 2023: $12.0 million).

3.1.2 Credit risk

Credit risk arises primarily from cash and cash equivalents and debt instruments carried at amortized cost.

Financial counterparty credit risk is managed on a Group basis. The external financial counterparties must be high-quality international credit institutions or other major participants in the financial markets, in each case, with a minimum investment grade rating BBB- / Baa3. The rating of the financial counterparties used during 2025 and 2024 were in the range from BBB to AA+.

Customer credit risk is mitigated through credit risk assessment, credit limit setting in case of payment obligations overdue and through the contractual terms. There are no significant concentrations of credit risk in regards of exposure to specific industry sectors and/or regions. For the year ended December 31, 2025, one customer in the foodservice channel represented approximately 6% (2024: 10% and 2023: 12% respectively) of total revenue. The Group has not had any incurred credit losses from this customer historically.

The Group has primarily one type of debt instrument carried at amortized cost, subject to the expected credit loss model: trade receivables.

Trade receivables

The Group applies the simplified approach to measuring expected credit losses, which uses a lifetime expected loss allowance for all trade receivables.

To measure the expected credit losses, trade receivables have been grouped based on days past due. The expected loss rates are based on sales over a period of 36 months before December 31, 2025, and the corresponding historical credit losses experienced within this period. The historical loss rates are adjusted to reflect current and forward-looking information on macroeconomic factors affecting the ability of the customers to settle the receivables. In cases when the Group has more information on customers than the statistical model reflects, a management overlay is made for those specific customers. Historically, the Group has experienced immaterial credit losses. Based on the historical data of low credit losses together with a forward-looking assessment, the expected credit loss for trade receivables is not material. The Group has during 2025 and 2024 no significant impairment losses relating to specific customers.

The aging of the Group’s trade receivables is as follows:

	2025	2024
Current	93,425	86,760
1-30 days past due	6,127	12,787
31-60 days past due	2,941	2,527
61-90 days past due	697	681
91- days past due	1,627	1,389
Gross carrying amount	104,817	104,144
Allowance for expected credit losses	(1,295)	(778)
Net carrying amount	103,522	103,366

The movements in the Group’s allowance for expected credit losses of trade receivables are as follows:

	2025	2024
As at January 1	(778)	(1,220)
Increase of allowance recognized in statement of operations during the year	(1,347)	(383)
Receivables written off during the year as uncollectible	438	170
Unused amount reversed	434	617
Translation differences	(42)	38
As at December 31	(1,295)	(778)

Trade receivables are written off where there is no reasonable expectation of recovery. Assessments are made individually, in each case, based on indicators that there is no reasonable expectation of recovery. Indicators include, among others, the failure of a debtor to engage in a repayment plan with the Group. Impairment losses on trade receivables are presented as selling, general and administration expenses within operating loss. Subsequent recoveries of amounts previously written off are credited against the same line item.

3.1.3 Liquidity risk

Liquidity risk is the Group’s risk of not being able to meet the short-term payment obligations due to insufficient funds. Management monitors rolling forecasts of the Group’s liquidity reserve (comprising the undrawn borrowing facilities below) and cash and cash equivalents on the basis of expected cash flows. This is monitored at Group level with input from local management. In addition, the Group’s liquidity management policy involves projecting cash flows in major currencies and considering the level of liquid assets necessary to meet these, monitoring balance sheet liquidity ratios against internal and external regulatory requirements and maintaining debt financing plans. Due to the dynamic nature of the underlying businesses, Group Treasury maintains flexibility in funding by maintaining availability under committed credit lines.

As at December 31, 2025, the Group held cash and cash equivalents of $64.3 million (2024: $98.9 million) that are available for managing liquidity risk. The Group has both long-term and short-term financing arrangements.

In October 2019, the Company entered into an European Investment Fund guaranteed three-year term loan facility with Svensk Exportkredit (the “EIF Facility”). On October 1, 2025 the outstanding on the EIF Facility, including accrued interest, was repaid in full.

In April 2023, the Company entered into a Term Loan B Credit Agreement (the “TLB Credit Agreement”) with, amongst others, Silver Point Finance LLC as Syndication Agent and Lead Lender, J.P. Morgan SE, as Administrative Agent and Wilmington Trust (London) Limited as Security Agent, including a term loan facility of $130 million borrowed by Oatly AB.

On September 30, 2025, the Company issued SEK denominated senior secured floating rate bonds (the “Nordic Bonds”) of SEK 1,700 million (equivalent of $180.9 million) under the terms and conditions entered into by the Company with Nordic Trustee & Agency AB (publ). The proceeds from the Nordic Bonds were used to prepay the TLB Credit Agreement in full, repurchase and cancel certain of the U.S. Notes (as defined below) and pay related transaction costs.

In addition, the Company has an undrawn SEK 750 million (equivalent to $79.8 million) super senior revolving credit facility agreement with JP Morgan, Nordea and Rabobank (the “SSRCF”). As of December 31, 2025, the Group had no utilized loan amounts under the SSRCF.

On March 19, 2025, Oatly Shanghai Co., Ltd. entered into a new RMB 30.0 million (equivalent of $4.2 million) working capital credit facility with China Merchants Bank Co., Ltd. Shanghai Branch (the “CMB Credit Facility”). As of December 31, 2025, the Group had utilized loan amounts of RMB 20.0 million (equivalent of $2.8 million) under the CMB Credit Facility.

For more information on the Group’s credit facilities, see Note 25 “Interest-bearing loans and borrowings”.

In total, the Group had access to undrawn SSRCF commitments at the end of the reporting period amounting to $78.5 million (2024: $190.5 million).

3.1.4 Refinancing risk

Refinancing risk is defined as the risk for difficulties in refinancing the Group, that financing cannot be achieved, or can only be achieved at a higher cost. Nordic Bonds, liabilities to credit institutions and available facilities within the Group have a weighted average maturity of 40 months per December 31, 2025 (2024: 29 months, 2023: 41 months).

The Convertible Notes (as defined below) will mature on September 14, 2028, unless earlier converted by the holders or required to be converted, repurchased or redeemed by the Company.

For changes in facilities and borrowings during the reporting period, see Note 25 “Interest-bearing loans and borrowings”.

The tables below analyze the Group’s financial liabilities into maturity groupings based on their contractual maturities for:

a)
all non-derivative financial liabilities; and
b)
derivative financial instruments for which the contractual maturities represent the timing of the cash flows.

The amounts disclosed in the table are the contractual undiscounted cash flows. Balances due within 12 months equal their carrying balances as the impact of discounting is not significant.

December 31, 2025	Less than 3 months	Between 3 months and 1 year	Between 1 and 2 years	Between 2 and 5 years	After 5 years	Total contractual cash flows	Carrying amount
Non-derivatives
Lease liabilities	3,209	9,627	10,116	12,819	11,495	47,266	37,186
Convertible Notes (part of Current interest-bearing loans and borrowings)	—	—	—	490,873	—	490,873	333,145
Nordic Bonds (part of Non-Current and current interest-bearing loans and borrowings)	4,834	12,562	16,749	221,425	—	255,569	187,059
Liabilities to credit institutions (part of Current interest-bearing loans and borrowings)	—	2,845	—	—	—	2,845	2,845
Trade payables	66,481	—	—	—	—	66,481	66,481
Total non-derivatives	74,524	25,034	26,865	725,117	11,495	863,034	626,716

December 31, 2024	Less than 3 months	Between 3 months and 1 year	Between 1 and 2 years	Between 2 and 5 years	After 5 years	Total contractual cash flows	Carrying amount
Non-derivatives
Lease liabilities	3,441	10,324	11,303	17,654	14,384	57,106	45,083
Convertible Notes (part of Current interest-bearing loans and borrowings)	—	—	—	546,842	—	546,842	324,395
Liabilities to credit institutions (part of Current interest-bearing loans and borrowings)	5,142	13,624	16,684	151,977	—	187,427	121,973
Trade payables	60,152	—	—	—	—	60,152	60,152
Total non-derivatives	68,735	23,948	27,987	716,473	14,384	851,527	551,603

Derivatives
Foreign currency forward contracts- inflows	(3,541)	(2,361)	—	—	—	(5,902)	—
Foreign currency forward contracts- outflows	3,552	2,378	—	—	—	5,930	—
Total derivatives	11	17	—	—	—	28	2

3.2. Capital management

The Group’s objectives when managing capital are to safeguard its ability to continue as a going concern, so that the Group can continue its business and provide future returns for shareholders and maintain an optimal capital structure to reduce the cost of capital. In order to maintain or adjust the capital structure, the Group may issue new shares or sell assets to reduce debt. Capital is calculated as “equity attributable to shareholders of the parent” as shown in the balance sheet plus total borrowings (including non-current and current interest-bearing loans and borrowings and lease liabilities as shown in the balance sheet) less cash and cash equivalents.